EXHIBIT (24)(a)

Powers of Attorney

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Thomas A. Swank

does hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to any and all post-effective amendments filed on Form S-3, filed by Transamerica Advisors Life Insurance Company of New York under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-133224

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of December, 2013.

/s/ Thomas A. Swank
Thomas A. Swank
President, Chairman of the Board and Director

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

William Brown, Jr.

does hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to any and all post-effective amendments filed on Form S-3, filed by Transamerica Advisors Life Insurance Company of New York under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-133224

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2013.

/s/ William Brown, Jr.
William Brown, Jr.
Director

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

John T. Mallett

does hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to any and all post-effective amendments filed on Form S-3, filed by Transamerica Advisors Life Insurance Company of New York under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-133224

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December, 2013.

/s/ John T. Mallett
John T. Mallett
Vice President and Director

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Steven E. Frushtick

does hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to any and all post-effective amendments filed on Form S-3, filed by Transamerica Advisors Life Insurance Company of New York under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-133224

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2013.

/s/ Steven E. Frushtick
Steven E. Frushtick
Director

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Marc Cahn

does hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to any and all post-effective amendments filed on Form S-3, filed by Transamerica Advisors Life Insurance Company of New York under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-133224

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2013.

/s/ Marc Cahn
Marc Cahn
Director and Division General Counsel

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Eric J. Martin

does hereby appoint Darin D. Smith and Richard J. Wirth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to any and all post-effective amendments filed on Form S-3, filed by Transamerica Advisors Life Insurance Company of New York under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-133224

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2013.

/s/ Eric J. Martin
Eric J. Martin
Vice President, Chief Financial Officer and Corporate Controller

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Darin D. Smith

does hereby appoint Richard J. Wirth, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to any and all post-effective amendments filed on Form S-3, filed by Transamerica Advisors Life Insurance Company of New York under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-133224

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of December, 2013.

/s/ Darin D. Smith
Darin D. Smith
Director, Secretary, Managing Assistant General Counsel and Vice President